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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21623

                        Pioneer Equity Opportunity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2011 through November 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                       Pioneer Equity
                       Opportunity Fund

--------------------------------------------------------------------------------
                       Annual Report | November 30, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     PEOFX
                       Class B     PEOBX
                       Class C     PEOCX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Report of Independent Registered Public Accounting Firm                       37

Approval of Investment Advisory Agreement                                     38

Trustees, Officers and Service Providers                                      42

                    Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through the end of the third quarter, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first three quarters of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*   Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                    Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 3

Portfolio Management Discussion | 11/30/12

    Pioneer Equity Opportunity Fund delivered positive results for the 12-month period ended November 30, 2012, but the Fund's return trailed that of its benchmark and Lipper peer group during the same period. Unsuccessful stock selection results were the chief cause of the Fund's relative underperformance. In the following pages, portfolio managers Timothy Horan and Rod Wright review the market's swings during the 12-month period, and detail some of the investment decisions that had notable effects on Fund performance. Mr. Horan, vice president and portfolio manager at Pioneer, and Mr. Wright, senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of Pioneer Equity Opportunity Fund.

Q   How did the Fund perform during the 12-month period ended November 30, 2012?

A Pioneer Equity Opportunity Fund's Class A shares returned 10.66% at net asset value during the 12-month period ended November 30, 2012, while the Fund's benchmark, the Russell 3000 Index (the Russell Index), returned 15.95%. During the same period, the average return of the 525 mutual funds in Lipper's Multi-Cap Growth Funds category was 12.67%.

Q How would you describe the investment environment for equities during the 12-month period ended November 30, 2012?

A The positive trend in equities that carried over from 2011 ran into stiff resistance in the spring of 2012. Europe's on-and-off debt crisis, a deceleration in the global economy and the buildup to the U.S. presidential election produced stretches of sharp market volatility. Stocks rose and fell exaggeratedly in response to several external events, with the swings amplified by computer-driven equity trading. Whole categories of stocks seemed to move in waves at times. In addition, many of the 12-month period's best-performing issues were the stocks of very large companies. Some of those, including Apple and Verizon, are held in the Fund's portfolio, but our typical investment approach in managing the Fund is to search for market inefficiencies. That approach biases the portfolio toward smaller, less-followed stocks--segments of the market that tended to be out of favor during the 12-month period.

4 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Q Against that background, which investment strategies or portfolio holdings had beneficial effects on the Fund's performance during the 12-month period ended November 30, 2012?

A One solid performer in the portfolio during the 12-month period was Discover Financial. After charging off lower-quality card accounts during the economic downturn, Discover now holds a portfolio featuring higher-and middle-income customers with spending power who seem capable of maintaining good payment histories. Another consumer-related company, Fomento Economico Mexicano, or FEMSA, also added to the Fund's performance during the 12-month period. FEMSA holds the Mexican bottling rights for Coca-Cola as well as an interest in Heineken. But the company's growth derives chiefly from the Oxxo chain of convenience stores in which customers can buy groceries and liquor, execute bank transactions and purchase ready-made food. We believe there is considerable room for expansion of the Oxxo chain, which enjoys strong profit margins. In addition, Hanesbrands, makers of several lines of cotton clothing, rebounded during the period from previous weakness caused by rising cotton prices. The company's results improved as cotton costs fell, and the Fund's position in Hanesbrands benefited performance. Retailers tend to favor Hanesbrands' products because they are always in demand and consumers are relatively insensitive to their cost, and so stores have no reason to lower price tags when wholesale costs fall.

    Another strong performer for the Fund during the period was biotech company Amarin, which rose on the strength of the perceived blockbuster potential for its cholesterol-lowering drug. We gradually sold the bulk of the Fund's stake in Amarin throughout the fiscal year, but still hold some shares in the portfolio.

    Verizon Communications was another contributor to the Fund's results during the 12-month period, as was Apple, but the portfolio's underweight position in Apple hurt returns relative to the benchmark Russell Index.

    Lastly, the Fund's position in Allegiant Travel, an airline that serves smaller markets and sells a profitable suite of travel services, continued to deliver solid returns, as the company produced profit margins that exceeded those of most airlines. Allegiant reduces maintenance expenses by flying only one kind of plane, and manages fuel costs by reducing capacity when fuel prices rise.

                    Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 5

Q Which stock selections or investment strategies hurt the Fund's performance during the 12-month period ended November 30, 2012?

A The Fund's position in Rovi, which licenses on-screen programming guides and other digital content in return for royalty payments, was a performance detractor during the 12-month period. Rovi's management turmoil and inconsistent corporate messages cut into investors' confidence in the company. In addition, Rovi reduced its earnings forecast and then missed that lowered forecast amid doubts about renewals of key contracts. We sold the Fund's Rovi position before period-end.

    Abiomed, makers of tiny pumps that boost weak blood flow within the heart, had been a long-time contributor to the Fund's results, but underperformed during the fiscal year ended November 30, 2012. Insurance companies recently withdrew coverage for the company's pump devices when the FDA asked for a new review. We continue to hold Abiomed in the portfolio due to the company's growth potential.

    Falling natural gas prices pressured the Fund's shares of Gardner Denver during the period. The company's high-pressure pumps are used in shale extraction, and as gas prices declined, energy production companies refocused on oil resources in pursuit of better profits.

    The Fund's shares of VeriFone, the dominant company in electronic point-of-sale payment systems, also declined sharply during the period. Management's missteps include acquisitions of small competitors that have been unproductive. In addition, new wireless technologies likely will cut out some steps in transaction processing, including some that currently generate revenue for VeriFone.

    Lastly, the Fund's position in aerospace manufacturer Spirit AeroSystems ran into headwinds during the period when it tried to diversify its customer base beyond Boeing and Airbus, while a promising contract to build wings for a new Gulfstream plane was mismanaged, resulting in a massive charge-off. Consequently, Spirit's share price plummeted during the 12-month period.

6 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Q What is your outlook for upcoming quarters and how have you positioned the Fund?

A We anticipate a changing environment for equities as the months pass. After the 2008-2009 recession, hundreds of companies recorded peak profit margins and record cash flows. So many shared such similar characteristics that stocks tended to move in close correlation with one another, narrowing the population of comparatively undervalued issues such as those we typically favor in constructing the Fund's portfolio.

    That said, we believe that more attractive opportunities have been emerging against a changing business background. Capital outlays have been constrained as managements await clarification of the tax and regulatory outlook coming out of the "fiscal cliff" negotiations in Washington. Once the new rules become clear, we believe corporations will resume investing as they pursue growth. We already have seen signs of increased optimism in the form of accelerated merger-and-acquisition activity.

    Overarching macroeconomic issues such as Europe's debt crisis and the enormous U.S. budget deficit will continue to produce market volatility, but such market swings may create distortions in stock values and lead to potential opportunities for our fundamental, research-focused stock selection process.

                    Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 7

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Portfolio Summary | 11/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         90.5%
Depositary Receipts for International Stocks                                7.1%
International Common Stocks                                                 1.3%
Temporary Cash Investment                                                   1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health Care                                                                21.2%
Information Technology                                                     18.5%
Industrials                                                                12.3%
Consumer Staples                                                           11.3%
Financials                                                                 11.2%
Consumer Discretionary                                                     10.3%
Energy                                                                      4.9%
Utilities                                                                   4.7%
Materials                                                                   4.4%
Telecommunication Services                                                  1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

  1.  Fomento Economico Mexicano SAB de CV (A.D.R.)                        2.85%
--------------------------------------------------------------------------------
  2.  Hanesbrands, Inc.                                                    2.64
--------------------------------------------------------------------------------
  3.  Allegiant Travel Co.                                                 2.48
--------------------------------------------------------------------------------
  4.  Apple, Inc.                                                          2.39
--------------------------------------------------------------------------------
  5.  Google, Inc.                                                         2.28
--------------------------------------------------------------------------------
  6.  DaVita HealthCare Partners, Inc.                                     2.20
--------------------------------------------------------------------------------
  7.  CMS Energy Corp.                                                     2.05
--------------------------------------------------------------------------------
  8.  Pfizer, Inc.                                                         1.98
--------------------------------------------------------------------------------
  9.  Ingredion, Inc.                                                      1.97
--------------------------------------------------------------------------------
 10.  Compuware Corp.                                                      1.92
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                    Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 9

Prices and Distributions | 11/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       11/30/2012                     11/30/2011
--------------------------------------------------------------------------------
           A                           $13.08                         $11.82
--------------------------------------------------------------------------------
           B                           $12.28                         $11.20
--------------------------------------------------------------------------------
           C                           $12.30                         $11.22
--------------------------------------------------------------------------------

Distributions per Share: 12/1/11-11/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term          Long-Term
         Class            Income            Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A                $ --                $ --                $ --
-------------------------------------------------------------------------------
           B                $ --                $ --                $ --
-------------------------------------------------------------------------------
           C                $ --                $ --                $ --
-------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-13.

10 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Opportunity Fund at public offering price, compared to that of the Russell 3000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                        Net Asset     Public Offering
Period                  Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(12/1/2004)              5.35%         4.57%
5 Years                  0.79         -0.40
1 Year                  10.66          4.31
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                        Gross         Net
--------------------------------------------------------------------------------
                        1.89%         1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Equity
                       Opportunity Fund             Russell 3000 Index
12/31/2004             $    9,425                   $   10,000
11/30/2005             $   10,064                   $   10,602
11/30/2006             $   12,104                   $   12,134
11/30/2007             $   13,402                   $   12,990
11/30/2008             $    7,225                   $    7,942
11/30/2009             $    9,538                   $   10,100
11/30/2010             $   11,712                   $   11,376
11/30/2011             $   12,596                   $   12,171
11/30/2012             $   13,939                   $   14,113

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV returns represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 11

Performance Update | 11/30/12                                    Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Opportunity Fund, compared to that of the Russell 3000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/1/2004)              4.44%         4.44%
5 Years                 -0.11         -0.11
1 Year                   9.64          5.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                        Gross         Net
--------------------------------------------------------------------------------
                        2.85%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Equity
                       Opportunity Fund             Russell 3000 Index
12/31/2004             $   10,000                   $   10,000
11/30/2005             $   10,615                   $   10,602
11/30/2006             $   12,648                   $   12,134
11/30/2007             $   13,884                   $   12,990
11/30/2008             $    7,411                   $    7,942
11/30/2009             $    9,705                   $   10,100
11/30/2010             $   11,808                   $   11,376
11/30/2011             $   12,595                   $   12,171
11/30/2012             $   13,810                   $   14,113

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Performance Update | 11/30/12                                    Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Equity Opportunity Fund, compared to that of the Russell 3000 Index.

Average Annual Total Returns
(As of November 30, 2012)
--------------------------------------------------------------------------------
                        If            If
Period                  Held          Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/1/2004)              4.46%         4.46%
5 Years                 -0.09         -0.09
1 Year                   9.63          9.63
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2012)
--------------------------------------------------------------------------------
                        Gross         Net
--------------------------------------------------------------------------------
                        2.63%         2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer Equity
                       Opportunity Fund             Russell 3000 Index
12/31/2004             $   10,000                   $   10,000
11/30/2005             $   10,605                   $   10,602
11/30/2006             $   12,658                   $   12,134
11/30/2007             $   13,894                   $   12,990
11/30/2008             $    7,421                   $    7,942
11/30/2009             $    9,715                   $   10,100
11/30/2010             $   11,829                   $   11,376
11/30/2011             $   12,616                   $   12,171
11/30/2012             $   13,831                   $   14,113

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity Fund

Based on actual returns from June 1, 2012, through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                             A                B               C
--------------------------------------------------------------------------------
 Beginning Account Value             $1,000.00        $1,000.00       $1,000.00
 on 6/1/12
--------------------------------------------------------------------------------
 Ending Account Value                $1,055.71        $1,050.39       $1,050.40
 (after expenses)
 on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid                           $6.42           $11.02          $11.02
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

14 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Opportunity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2012, through November 30, 2012.

--------------------------------------------------------------------------------
 Share Class                        A                   B                  C
--------------------------------------------------------------------------------
 Beginning Account Value         $1,000.00          $1,000.00         $1,000.00
 on 6/1/12
--------------------------------------------------------------------------------
 Ending Account Value            $1,018.75          $1,014.25         $1,014.25
 (after expenses)
 on 11/30/12
--------------------------------------------------------------------------------
 Expenses Paid                   $    6.31          $   10.83         $   10.83
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.25%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 15

Schedule of Investments | 11/30/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  COMMON STOCKS -- 94.5%
                  ENERGY -- 4.6%
                  Oil & Gas Equipment & Services -- 1.2%
          4,300   National Oilwell Varco, Inc.                           $      293,690
---------------------------------------------------------------------------------------
                  Integrated Oil & Gas -- 0.7%
          2,200   Occidental Petroleum Corp.                             $      165,462
---------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 2.7%
          7,740   Cabot Oil & Gas Corp.                                  $      364,554
          8,400   Marathon Oil Corp.                                            259,140
                                                                         --------------
                                                                         $      623,694
                                                                         --------------
                  Total Energy                                           $    1,082,846
---------------------------------------------------------------------------------------
                  MATERIALS -- 4.2%
                  Diversified Chemicals -- 1.1%
          4,100   Eastman Chemical Co.                                   $      249,485
---------------------------------------------------------------------------------------
                  Specialty Chemicals -- 0.8%
          2,600   Ecolab, Inc.                                           $      187,408
---------------------------------------------------------------------------------------
                  Metal & Glass Containers -- 1.5%
          9,700   Crown Holdings, Inc.*                                  $      362,295
---------------------------------------------------------------------------------------
                  Diversified Metals & Mining -- 0.8%
          4,700   Freeport-McMoRan Copper & Gold, Inc.                   $      183,347
                                                                         --------------
                  Total Materials                                        $      982,535
---------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 9.3%
                  Aerospace & Defense -- 0.4%
          5,100   Spirit Aerosystems Holdings, Inc.*                     $       80,325
---------------------------------------------------------------------------------------
                  Building Products -- 0.5%
          3,500   Owens Corning, Inc.*                                   $      121,030
---------------------------------------------------------------------------------------
                  Construction & Engineering -- 2.1%
         36,000   Great Lakes Dredge & Dock Corp.                        $      317,880
          6,335   KBR, Inc.                                                     176,113
                                                                         --------------
                                                                         $      493,993
---------------------------------------------------------------------------------------
                  Electrical Components & Equipment -- 2.0%
          3,295   AMETEK, Inc.                                           $      123,002
          6,500   Eaton Corp.                                                   339,040
                                                                         --------------
                                                                         $      462,042
---------------------------------------------------------------------------------------
                  Industrial Conglomerates -- 1.2%
          5,370   Danaher Corp.                                          $      289,819
---------------------------------------------------------------------------------------
                  Construction & Farm Machinery & Heavy Trucks -- 1.3%
          5,300   Joy Global, Inc.                                       $      302,047
---------------------------------------------------------------------------------------
                  Industrial Machinery -- 1.8%
          6,120   SPX Corp.                                              $      416,894
                                                                         --------------
                  Total Capital Goods                                    $    2,166,150
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  TRANSPORTATION -- 2.3%
                  Airlines -- 2.3%
          7,400   Allegiant Travel Co.                                   $      547,748
                                                                         --------------
                  Total Transportation                                   $      547,748
---------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 5.7%
                  Housewares & Specialties -- 1.7%
          7,400   Jarden Corp.                                           $      391,534
---------------------------------------------------------------------------------------
                  Leisure Products -- 0.3%
          2,480   Brunswick Corp.                                        $       63,910
---------------------------------------------------------------------------------------
                  Apparel, Accessories & Luxury Goods -- 3.2%
         16,150   Hanesbrands, Inc.*                                     $      583,015
          6,600   True Religion Apparel, Inc.                                   172,194
                                                                         --------------
                                                                         $      755,209
---------------------------------------------------------------------------------------
                  Footwear -- 0.5%
          3,000   Deckers Outdoor Corp.*                                 $      114,870
                                                                         --------------
                  Total Consumer Durables & Apparel                      $    1,325,523
---------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 4.1%
                  Hotels, Resorts & Cruise Lines -- 1.6%
          1,960   Starwood Hotels & Resorts Worldwide, Inc.              $      105,762
          5,390   Wyndham Worldwide Corp.                                       264,595
                                                                         --------------
                                                                         $      370,357
---------------------------------------------------------------------------------------
                  Restaurants -- 2.5%
            900   Chipotle Mexican Grill, Inc.*                          $      237,402
          6,540   Starbucks Corp.                                               339,230
                                                                         --------------
                                                                         $      576,632
                                                                         --------------
                  Total Consumer Services                                $      946,989
---------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 1.6%
                  Food Retail -- 1.6%
          4,100   Whole Foods Market, Inc.                               $      382,776
                                                                         --------------
                  Total Food & Staples Retailing                         $      382,776
---------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 9.1%
                  Brewers -- 1.1%
          2,900   Anheuser-Busch InBev NV (A.D.R.)                       $      255,113
---------------------------------------------------------------------------------------
                  Soft Drinks -- 2.7%
          6,400   Fomento Economico Mexicano SAB de CV (A.D.R.)          $      627,712
---------------------------------------------------------------------------------------
                  Agricultural Products -- 1.9%
          6,700   Ingredion, Inc.                                        $      435,165
---------------------------------------------------------------------------------------
                  Packaged Foods & Meats -- 1.7%
          6,290   McCormick & Co., Inc.                                  $      406,082
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 17

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  Tobacco -- 1.7%
         11,600   Altria Group, Inc.                                     $      392,196
                                                                         --------------
                  Total Food, Beverage & Tobacco                         $    2,116,268
---------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 5.4%
                  Health Care Equipment -- 3.3%
         22,620   ABIOMED, Inc.*                                         $      301,977
          1,800   HeartWare International, Inc.*                                148,158
         14,620   Insulet Corp.*                                                320,909
                                                                         --------------
                                                                         $      771,044
---------------------------------------------------------------------------------------
                  Health Care Services -- 2.1%
          4,500   DaVita HealthCare Partners, Inc.*                      $      486,000
                                                                         --------------
                  Total Health Care Equipment & Services                 $    1,257,044
---------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                  SCIENCES -- 14.7%
                  Biotechnology -- 6.9%
          4,200   Affymax, Inc.*                                         $      102,648
         29,400   Amarin Corp., Plc (A.D.R.)*                                   364,854
          2,900   Ariad Pharmaceuticals, Inc.*                                   64,844
          4,600   Celgene Corp.*                                                361,514
         57,800   Lexicon Pharmaceuticals, Inc.*                                 99,416
         29,600   NPS Pharmaceuticals, Inc.*                                    302,808
          1,200   Pharmacyclics, Inc.*                                           63,660
          7,300   Synta Pharmaceuticals Corp.*                                   58,911
          4,700   Vertex Pharmaceuticals, Inc.*                                 187,013
                                                                         --------------
                                                                         $    1,605,668
---------------------------------------------------------------------------------------
                  Pharmaceuticals -- 7.8%
          4,900   Jazz Pharmaceuticals Plc*                              $      264,012
          6,100   Merck & Co., Inc.                                             270,230
         17,500   Pfizer, Inc.                                                  437,850
          3,900   Salix Pharmaceuticals, Ltd.*                                  167,115
          8,500   Teva Pharmaceutical Industries, Ltd. (A.D.R.)                 342,975
          3,900   Watson Pharmaceuticals, Inc.*                                 343,239
                                                                         --------------
                                                                         $    1,825,421
                                                                         --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences   $    3,431,089
---------------------------------------------------------------------------------------
                  BANKS -- 2.6%
                  Regional Banks -- 2.6%
          9,500   CIT Group, Inc.*                                       $      351,975
          3,650   Signature Bank Corp.*                                         256,084
                                                                         --------------
                                                                         $      608,059
                                                                         --------------
                  Total Banks                                            $      608,059
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

---------------------------------------------------------------------------------------
 Shares                                                                  Value
---------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 6.0%
                  Consumer Finance -- 5.0%
          3,500   American Express Co.                                   $      195,650
          6,100   Capital One Financial Corp.                                   351,360
          8,200   Discover Financial Services, Inc.                             341,202
          5,760   First Cash Financial Services, Inc.*                          278,266
                                                                         --------------
                                                                         $    1,166,478
---------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 1.0%
          5,700   Walter Investment Management Corp.*                    $      240,996
                                                                         --------------
                  Total Diversified Financials                           $    1,407,474
---------------------------------------------------------------------------------------
                  REAL ESTATE -- 2.0%
                  Office REIT -- 0.8%
          2,790   Alexandria Real Estate Equities, Inc.                  $      189,497
---------------------------------------------------------------------------------------
                  Residential REIT -- 1.2%
          6,400   American Campus Communities, Inc.                      $      280,320
                                                                         --------------
                  Total Real Estate                                      $      469,817
---------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 13.5%
                  Internet Software & Services -- 2.2%
            720   Google, Inc.*                                          $      502,826
---------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 2.8%
            800   Mastercard, Inc.                                       $      390,944
          8,850   VeriFone Systems, Inc.*                                       268,952
                                                                         --------------
                                                                         $      659,896
---------------------------------------------------------------------------------------
                  Application Software -- 5.3%
          9,400   Aspen Technology, Inc.*                                $      244,306
          2,900   Citrix Systems, Inc.*                                         177,364
         45,270   Compuware Corp.*                                              423,274
         10,480   Nuance Communications, Inc.*                                  233,075
          5,236   Splunk, Inc.*                                                 158,127
                                                                         --------------
                                                                         $    1,236,146
---------------------------------------------------------------------------------------
                  Systems Software -- 3.2%
         15,000   Microsoft Corp.                                        $      399,300
         10,700   Oracle Corp.                                                  343,470
                                                                         --------------
                                                                         $      742,770
                                                                         --------------
                  Total Software & Services                              $    3,141,638
---------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 3.0%
                  Computer Hardware -- 2.3%
            900   Apple, Inc.                                            $      526,752
---------------------------------------------------------------------------------------
                  Computer Storage & Peripherals -- 0.7%
          4,200   SanDisk Corp.*                                         $      164,220
                                                                         --------------
                  Total Technology Hardware & Equipment                  $      690,972
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 19

---------------------------------------------------------------------------------------
Shares                                                                   Value
---------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.1%
                  Semiconductors -- 1.1%
          6,620   Analog Devices, Inc.                                   $      268,772
                                                                         --------------
                  Total Semiconductors & Semiconductor Equipment         $      268,772
---------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 0.8%
                  Integrated Telecommunication Services -- 0.8%
          4,300   Verizon Communications, Inc.                           $      189,716
                                                                         --------------
                  Total Telecommunication Services                       $      189,716
---------------------------------------------------------------------------------------
                  UTILITIES -- 4.5%
                  Electric Utilities -- 1.0%
          7,700   PPL Corp.                                              $      225,995
---------------------------------------------------------------------------------------
                  Multi-Utilities -- 3.5%
         18,470   CMS Energy Corp.                                       $      451,222
          9,760   Wisconsin Energy Corp.                                        366,293
                                                                         --------------
                                                                         $      817,515
                                                                         --------------
                  Total Utilities                                        $    1,043,510
---------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $18,006,741)                                     $   22,058,926
---------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENT -- 1.1%
                  Repurchase Agreement -- 1.1%
        260,000   JPMorgan, Inc., 0.21%, dated 11/30/12, repurchase price
                  of $260,000 plus accrued interest on 12/3/12
                  collateralized by $267,883 Freddie Mac Gold Pool,
                  3.0%, 11/1/42                                          $      260,000
---------------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENT
                  (Cost $260,000)                                        $      260,000
---------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 95.6%
                  (Cost $18,266,741) (a)                                 $   22,318,926
---------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 4.4%                     $    1,032,336
---------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                             $   23,351,262
=======================================================================================

*         Non-income producing security.

REIT      Real Estate Investment Trust.

(A.D.R.)  American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

(a) At November 30, 2012, the net unrealized gain on investments based on cost for federal, Income tax purposes of $18,496,099 was as follows:

         Aggregate gross unrealized gain for all investments in
           which there is an excess of value over tax cost        $   4,413,926

         Aggregate gross unrealized loss for all investments in
           which there is an excess of tax cost over value             (591,099)
                                                                  --------------
         Net unrealized gain                                      $   3,822,827
                                                                  ==============

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2012 aggregated $12,955,326 and $20,624,809, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below. Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

    Level 1 - quoted prices in active markets for identical securities

    Level 2 - other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (Including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2012, in valuing the Fund's investments:

---------------------------------------------------------------------------------
                            Level 1        Level 2      Level 3     Total
---------------------------------------------------------------------------------
 Common Stocks              $22,058,926    $      --    $     --    $ 22,058,926
 Repurchase agreement                --      260,000          --         260,000
---------------------------------------------------------------------------------
          Total             $22,058,926    $ 260,000    $     --    $ 22,318,926
=================================================================================

During the year ended November 30, 2012, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 21

Statement of Assets and Liabilities | 11/30/12

ASSETS:
  Investment in securities, at value (cost $18,266,741)            $22,318,926
  Cash                                                                  94,477
  Receivables --
     Investment securities sold                                         35,130
     Fund shares sold                                                1,029,944
     Dividends                                                          32,686
     Due from Pioneer Investment Management, Inc.                        6,468
  Prepaid expenses                                                      32,014
-------------------------------------------------------------------------------
         Total assets                                              $23,549,645
-------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Fund shares repurchased                                       $    21,333
     Investment securities purchased                                   115,109
  Due to affiliates                                                     20,924
  Accrued expenses                                                      41,017
-------------------------------------------------------------------------------
         Total liabilities                                         $   198,383
-------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                  $25,955,273
  Undistributed net investment income                                    1,821
  Accumulated net realized loss on investments                      (6,658,017)
  Net unrealized gain on investments                                 4,052,185
-------------------------------------------------------------------------------
         Total net assets                                          $23,351,262
===============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $15,292,320/1,169,074 shares)                  $     13.08
  Class B (based on $1,681,643/136,923 shares)                     $     12.28
  Class C (based on $6,377,299/518,368 shares)                     $     12.30
MAXIMUM OFFERING PRICE:
  Class A ($13.08 (divided by) 94.25%)                             $     13.88
===============================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Statement of Operations

For the Year Ended 11/30/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,006)              $   300,938
  Interest                                                                 170
  Income from securities loaned, net                                        67
----------------------------------------------------------------------------------------------
         Total investment income                                                   $  301,175
==============================================================================================
EXPENSES:
  Management fees                                                  $   178,639
  Transfer agent fees and expenses
     Class A                                                            37,951
     Class B                                                             8,380
     Class C                                                            11,367
  Distribution fees
     Class A                                                            39,061
     Class B                                                            19,862
     Class C                                                            62,076
  Shareholder communications expense                                    29,931
  Administrative reimbursements                                          7,705
  Custodian fees                                                         9,909
  Registration fees                                                     54,611
  Professional fees                                                     43,414
  Printing expense                                                      30,729
  Fees and expenses of nonaffiliated trustees                            6,888
  Miscellaneous                                                          3,634
----------------------------------------------------------------------------------------------
         Total expenses                                                            $  544,157
         Less fees waived and expenses reimbursed by Pioneer
            Investment Management, Inc.                                              (172,764)
----------------------------------------------------------------------------------------------
         Net expenses                                                              $  371,393
----------------------------------------------------------------------------------------------
            Net investment loss                                                    $  (70,218)
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                                 $1,712,336
----------------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                                     $  830,402
----------------------------------------------------------------------------------------------
  Net gain on investments                                                          $2,542,738
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $2,472,520
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 23

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------
                                                                Year Ended        Year Ended
                                                                11/30/12          11/30/11
----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                             $      (70,218)   $   (130,363)
Net realized gain on investments                                     1,712,336       3,120,505
Change in net unrealized gain (loss) on investments                    830,402        (472,152)
----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $    2,472,520    $  2,517,990
----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $    5,296,873    $ 12,427,635
Cost of shares repurchased                                          (9,288,132)    (17,776,286)
----------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
      Fund share transactions                                   $   (3,991,259)   $ (5,348,651)
----------------------------------------------------------------------------------------------
   Net decrease in net assets                                   $   (1,518,739)   $ (2,830,661)
NET ASSETS:
Beginning of year                                                   24,870,001      27,700,662
----------------------------------------------------------------------------------------------
End of year                                                     $   23,351,262    $ 24,870,001
==============================================================================================
Undistributed net investment income                             $        1,821    $      3,001
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------
                                 '12 Shares      '12 Amount        '11 Shares     '11 Amount
----------------------------------------------------------------------------------------------
Class A
Shares sold                         252,617      $  3,249,500         872,207    $  9,973,103
Less shares repurchased            (415,884)       (5,296,268)     (1,169,009)    (13,862,541)
----------------------------------------------------------------------------------------------
  Net decrease                     (163,267)     $ (2,046,768)       (296,802)   $ (3,889,438)
==============================================================================================
Class B
Shares sold or exchanged             13,545      $    158,948          28,208    $    329,490
Less shares repurchased             (82,757)         (989,840)       (106,067)     (1,214,728)
----------------------------------------------------------------------------------------------
  Net decrease                      (69,212)     $   (830,892)        (77,859)   $   (885,238)
==============================================================================================
Class C
Shares sold                         156,024      $  1,888,425         190,416    $  2,125,042
Less shares repurchased            (244,875)       (3,002,024)       (230,735)     (2,699,017)
----------------------------------------------------------------------------------------------
  Net decrease                      (88,851)     $ (1,113,599)        (40,319)   $   (573,975)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 25

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year         Year          Year
                                                              Ended         Ended        Ended        Ended         Ended
                                                              11/30/12      11/30/11     11/30/10     11/30/09      11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $ 11.82       $ 10.99      $  8.95      $  6.78       $ 12.59
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.00(b)    $ (0.02)     $ (0.01)     $  0.03(a)    $  0.04
   Net realized and unrealized gain (loss) on investments        1.26          0.85         2.05         2.14         (5.84)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                                 $  1.26       $  0.83      $  2.04      $  2.17       $ (5.80)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                               --            --           --           --         (0.01)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  1.26       $  0.83      $  2.04      $  2.17       $ (5.81)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 13.08       $ 11.82      $ 10.99      $  8.95       $  6.78
============================================================================================================================
Total return*                                                   10.66%         7.55%       22.79%       32.01%       (46.09)%
Ratio of net expenses to average net assets+                     1.25%         1.25%        1.25%        1.25%         1.26%
Ratio of net investment income (loss) to average net assets+     0.02%        (0.14)%      (0.04)%       0.37%         0.24%
Portfolio turnover rate                                            54%           89%         100%         110%           96%
Net assets, end of period (in thousands)                      $15,292       $15,749      $17,906      $13,583       $11,817
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                2.03%         1.89%        2.09%        2.31%         1.69%
   Net investment loss                                          (0.76)%       (0.79)%      (0.88)%      (0.69)%       (0.19)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.25%         1.25%        1.25%        1.25%         1.25%
   Net investment income (loss)                                  0.02%        (0.14)%      (0.04)%       0.37%         0.25%
============================================================================================================================

(a) The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

(b) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------
                                                                Year       Year         Year          Year         Year
                                                                Ended      Ended        Ended         Ended        Ended
                                                                11/30/12   11/30/11     11/30/10      11/30/09     11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $ 11.20    $ 10.50      $  8.63      $  6.59       $ 12.36
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                          $ (0.13)   $ (0.14)     $ (0.10)     $ (0.04)      $ (0.09)
   Net realized and unrealized gain (loss) on investments          1.21       0.84         1.97         2.08         (5.67)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.08    $  0.70      $  1.87      $  2.04       $ (5.76)
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --         --           --           --         (0.01)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.08    $  0.70      $  1.87      $  2.04       $ (5.77)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 12.28    $ 11.20      $ 10.50      $  8.63       $  6.59
============================================================================================================================
Total return*                                                      9.64%      6.67%       21.67%       30.96%       (46.62)%
Ratio of net expenses to average net assets+                       2.15%      2.15%        2.15%        2.15%         2.16%
Ratio of net investment loss to average net assets+               (0.89)%    (1.05)%      (0.95)%      (0.49)%       (0.64)%
Portfolio turnover rate                                              54%        89%         100%         110%           96%
Net assets, end of period (in thousands)                        $ 1,682    $ 2,308      $ 2,982      $ 3,209       $ 3,357
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.98%      2.85%        2.97%        3.10%         2.54%
   Net investment loss                                            (1.72)%    (1.76)%      (1.77)%      (1.44)%       (1.02)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.15%      2.15%        2.15%        2.15%         2.15%
   Net investment loss                                            (0.89)%    (1.05)%      (0.95)%      (0.49)%       (0.63)%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 27

----------------------------------------------------------------------------------------------------------------------
                                                                Year       Year       Year       Year        Year
                                                                Ended      Ended      Ended      Ended       Ended
                                                                11/30/12   11/30/11   11/30/10   11/30/09    11/30/08
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $ 11.22    $ 10.52    $  8.64    $  6.60    $ 12.37
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment loss                                          $ (0.11)   $ (0.12)   $ (0.09)   $ (0.04)   $ (0.10)
   Net realized and unrealized gain (loss) on investments          1.19       0.82       1.97       2.08      (5.66)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  1.08    $  0.70    $  1.88    $  2.04    $ (5.76)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net realized gain                                                 --         --         --         --      (0.01)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  1.08    $  0.70    $  1.88    $  2.04    $ (5.77)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 12.30    $ 11.22    $ 10.52    $  8.64    $  6.60
======================================================================================================================
Total return*                                                      9.63%      6.65%     21.76%     30.91%    (46.59)%
Ratio of net expenses to average net assets+                       2.15%      2.15%      2.15%      2.15%      2.16%
Ratio of net investment loss to average net assets+               (0.89)%    (1.05)%    (0.94)%    (0.51)%    (0.65)%
Portfolio turnover rate                                              54%        89%       100%       110%        96%
Net assets, end of period (in thousands)                        $ 6,377    $ 6,812    $ 6,813    $ 6,028    $ 6,342
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  2.74%      2.63%      2.84%      3.03%      2.45%
   Net investment loss                                            (1.46)%    (1.53)%    (1.63)%    (1.39)%    (0.94)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.15%      2.15%      2.15%      2.15%      2.15%
   Net investment loss                                            (0.89)%    (1.05)%    (0.94)%    (0.51)%    (0.64)%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Notes to Financial Statements | 11/30/12

1. Organization and Significant Accounting Policies Pioneer Equity Opportunity Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth. As a secondary objective, the Fund may seek income. The Fund was organized on August 3, 2004, and commenced operations on December 1, 2004.

The Fund offers three classes of shares designated as Class A, Class B and Class C shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 29

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At November 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

30 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2012, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by Federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2012, the Fund reclassified $97,559 to decrease paid-in capital, $69,038 to increase undistributed net investment income, and $28,521 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At November 30, 2012, the Fund had a net capital loss carryforward of $6,426,838, which will expire in 2017 if not utilized.

    There were no distributions paid during the years ended November 30, 2012 and November 30, 2011, respectively.

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

---------------------------------------------------------------------------------
                                                                            2012
---------------------------------------------------------------------------------
 Distributable earnings:
 Capital loss carryforward                                           $(6,426,838)
 Unrealized appreciation                                               3,822,827
---------------------------------------------------------------------------------
   Total                                                             $(2,604,011)
=================================================================================

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 31

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax basis adjustments on Real Estate Investment Trust (REIT) holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $4,941 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2012.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B and Class C shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    Investing in small and mid-sized companies may offer the potential for higher returns, but such companies are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. In addition, the Fund may invest in real estate investment trust (REIT) securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

32 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Securities Lending

    The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. As of May 8, 2012, the Fund ended its involvement in the securities lending program.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% on assets over $1 billion. For the year ended November 30, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the year ended

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 33

November 30, 2012 are reflected on the Statement of Operations. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,634 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2012.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2012, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------------
 Shareholder Communications:
---------------------------------------------------------------------------------
 Class A                                                                 $18,876
 Class B                                                                   2,954
 Class C                                                                   8,101
---------------------------------------------------------------------------------
   Total                                                                 $29,931
=================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,682 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2012.

4.  Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and

34 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $608 in distribution fees payable to PFD at November 30, 2012.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2012, CDSCs in the amount of $1,584 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended November 30, 2012, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2012, the Fund had no borrowings under a credit facility.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 35

7. Subsequent Event

The trustees of the Fund have authorized the liquidation of the Fund. It is anticipated that the Fund will be liquidated on or about March 15, 2013 (the "liquidation Date"). The Fund will discontinue accepting requests to purchase shares or process exchanges into the Fund effective March 1, 2013. Shares purchased through any dividend reinvestment or other automatic investment programs will continu to be processed through the Liquidation Date. The Fund also may accept additional investments from established employer-sponsored retirement plans through the Liquidation Date.


36 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Equity Opportunity Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Equity Opportunity Fund (the "Fund"), including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Opportunity Fund at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 25, 2013

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 37

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Equity Opportunity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given

38 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2012, in the third quintile of its Morningstar category for the three year period ended June 30, 2012, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees indicated that they were satisfied with the information presented with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 39 management fee schedule and the reduced fee rate on assets over $1 billion. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund

40 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 41

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

42 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Independent Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                             Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                  Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (62)          Trustee since 2006.      Chairman and Chief Executive          Director, Broadridge Financial
Chairman of the Board and     Serves until a           Officer, Quadriserv, Inc.             Solutions, Inc. (investor
Trustee                       successor trustee is     (technology products for              communications and securities
                              elected or earlier       securities lending industry)          processing provider for financial
                              retirement or            (2008 - present); private investor    services industry) (2009 -
                              removal.                 (2004 - 2008); and Senior Executive   present); Director, Quadriserv,
                                                       Vice President, The Bank of New York  Inc. (2005 - present); and
                                                       (financial and securities services)   Commissioner, New Jersey State
                                                       (1986 - 2004)                         Civil Service Commission (2011 -
                                                                                             present)
----------------------------------------------------------------------------------------------------------------------------------
David R. Bock (68)            Trustee since 2005.      Managing Partner, Federal City        Director of Enterprise Community
Trustee                       Serves until a           Capital Advisors (corporate           Investment, Inc. (privately-held
                              successor trustee is     advisory services company) (1997 -    affordable housing finance company)
                              elected or earlier       2004 and 2008 - present); Interim     (1985 - 2010); Director of Oxford
                              retirement or            Chief Executive Officer, Oxford        Analytica, Inc. (2008 - present);
                              removal.                 Analytica, Inc. (privately held       Director of The Swiss Helvetia
                                                       research and consulting company)      Fund, Inc. (closed-end fund)
                                                       (2010); Executive Vice President      (2010 - present); and Director of New
                                                       and Chief Financial Officer,          York Mortgage Trust (publicly
                                                       I-trax, Inc. (publicly traded         traded mortgage REIT) (2004 -
                                                       health care services company)         2009, 2012 - present)
                                                       (2004 - 2007); and Executive Vice
                                                       President and Chief Financial
                                                       Officer, Pedestal Inc.
                                                       (internet-based mortgage trading
                                                       company) (2000 - 2002)
----------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 43

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                             Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                  Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (68)     Trustee since 2008.      William Joseph Maier Professor of     Trustee, Mellon Institutional
Trustee                       Serves until a           Political Economy, Harvard            Funds Investment Trust and Mellon
                              successor trustee is     University (1972 - present)           Institutional Funds Master
                              elected or earlier                                             Portfolio (oversaw 17 portfolios
                              retirement or                                                  in fund complex) (1989-2008)
                              removal.
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (65)     Trustee since 2004.      Founding Director, Vice President     None
Trustee                       Serves until a           and Corporate Secretary, The
                              successor trustee is     Winthrop Group, Inc. (consulting
                              elected or earlier       firm) (1982-present); Desautels
                              retirement or            Faculty of Management, McGill
                              removal.                 University (1999 - present); and
                                                       Manager of Research Operations and
                                                       Organizational Learning, Xerox
                                                       PARC, Xerox's advance research
                                                       center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (64)      Trustee since 2004.      President and Chief Executive         Director of New America High
Trustee                       Serves until a           Officer, Newbury, Piret & Company,    Income Fund, Inc. (closed-end
                              successor trustee is     Inc. (investment banking firm)        investment company) (2004 -
                              elected or earlier       (1981 - present)                      present); and member, Board of
                              retirement or                                                  Governors, Investment Company
                              removal.                                                       Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (84)          Trustee since 2004.      Senior Counsel, Sullivan &            Director, The Swiss Helvetia
Trustee                       Serves until a           Cromwell LLP (law firm) (1998 -       Fund, Inc. (closed-end investment
                              successor trustee is     present); and Partner, Sullivan &     company); and Director, Invesco,
                              elected or earlier       Cromwell LLP (prior to 1998)          Ltd. (formerly AMVESCAP, PLC)
                              retirement or                                                  (investment manager) (1997-2005)
                              removal.
----------------------------------------------------------------------------------------------------------------------------------

44 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

Interested Trustees

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                             Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                  Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (86)*      Trustee since 2004.      Non-Executive Chairman and a          None
Trustee, President and        Serves until a           director of Pioneer Investment
Chief Executive Officer of    successor trustee is     Management USA Inc. ("PIM-USA");
the Fund                      elected or earlier       Chairman and a director of
                              retirement or removal.   Pioneer; Chairman and Director of
                                                       Pioneer Institutional Asset
                                                       Management, Inc. (since 2006);
                                                       Director of Pioneer Alternative
                                                       Investment Management Limited
                                                       (Dublin) (until October 2011);
                                                       President and a director of
                                                       Pioneer Alternative Investment
                                                       Management (Bermuda) Limited and
                                                       affiliated funds; Deputy Chairman
                                                       and a director of Pioneer Global
                                                       Asset Management S.p.A. ("PGAM")
                                                       (until April 2010); Director of
                                                       Nano-C, Inc. (since 2003);
                                                       Director of Cole Management Inc.
                                                       (2004 - 2011); Director of
                                                       Fiduciary Counseling, Inc. (until
                                                       December 2011); President of all
                                                       of the Pioneer Funds; and Retired
                                                       Partner, Wilmer Cutler Pickering
                                                       Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (54)*     Trustee since 2007.      Director, CEO and President of        None
Trustee and Executive Vice    Serves until a           PIM-USA (since February 2007);
President                     successor trustee is     Director and President of Pioneer
                              elected or earlier       and Pioneer Institutional Asset
                              retirement or removal.   Management, Inc. (since February
                                                       2007); Executive Vice President of
                                                       all of the Pioneer Funds (since
                                                       March 2007); Director of PGAM
                                                       (2007 - 2010); Head of New Europe
                                                       Division, PGAM (2000 - 2005); Head
                                                       of New Markets Division, PGAM
                                                       (2005 - 2007)
----------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are Officers or directors of the Fund's investment adviser and certain of its affiliates.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 45

Fund Officers

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                             Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                  Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (47)    Since 2004. Serves at    Vice President and Associate          None
Secretary                     the discretion of the    General Counsel of Pioneer since
                              Board.                   January 2008 and Secretary of all
                                                       of the Pioneer Funds since June
                                                       2010; Assistant Secretary of all
                                                       of the Pioneer Funds from
                                                       September 2003 to May 2010; and
                                                       Vice President and Senior Counsel
                                                       of Pioneer from July 2002 to
                                                       December 2007
----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (51)        Since 2010. Serves at    Fund Governance Director of           None
Assistant Secretary           the discretion of the    Pioneer since December 2006 and
                              Board.                   Assistant Secretary of all the
                                                       Pioneer Funds since June 2010;
                                                       Manager - Fund Governance of
                                                       Pioneer from December 2003 to
                                                       November 2006; and Senior
                                                       Paralegal of Pioneer from January
                                                       2000 to November 2003
----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)             Since 2010. Serves at    Counsel of Pioneer since June 2007    None
Assistant Secretary           the discretion of the    and Assistant Secretary of all the
                              Board.                   Pioneer Funds since June 2010; and
                                                       Vice President and Counsel at
                                                       State Street Bank from October
                                                       2004 to June 2007
----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)          Since 2008. Serves at    Vice President - Fund Treasury of     None
Treasurer and Chief           the discretion of the    Pioneer; Treasurer of all of the
Financial and Accounting      Board.                   Pioneer Funds since March 2008;
Officer of the Fund                                    Deputy Treasurer of Pioneer from
                                                       March 2004 to February 2008; and
                                                       Assistant Treasurer of all of the
                                                       Pioneer Funds from March 2004 to
                                                       February 2008
----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (47)         Since 2004. Serves at    Assistant Vice President - Fund       None
Assistant Treasurer           the discretion of the    Treasury of Pioneer; and Assistant
                              Board.                   Treasurer of all of the Pioneer
                                                       Funds
----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (54)            Since 2004. Serves at    Fund Accounting Manager - Fund        None
Assistant Treasurer           the discretion of the    Treasury of Pioneer; and Assistant
                              Board.                   Treasurer of all of the Pioneer
                                                       Funds
----------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                             Other Directorships
Position Held with the Fund   Length of Service        Principal Occupation                  Held by Officer
----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)         Since 2009. Serves at    Fund Administration Manager - Fund    None
Assistant Treasurer           the discretion of the    Treasury of Pioneer since November
                              Board.                   2008; Assistant Treasurer of all
                                                       of the Pioneer Funds since January
                                                       2009; and Client Service Manager -
                                                       Institutional Investor Services at
                                                       State Street Bank from March 2003
                                                       to March 2007
----------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (60)          Since 2010. Serves at    Chief Compliance Officer of Pioneer    None
Chief Compliance Officer      the discretion of the    and of all the Pioneer Funds since
                              Board.                   March 2010; Director of Adviser
                                                       and Portfolio Compliance at
                                                       Pioneer since October 2005; and
                                                       Senior Compliance Officer for
                                                       Columbia Management Advisers, Inc.
                                                       from October 2003 to October 2005
----------------------------------------------------------------------------------------------------------------------------------
Kelley O'Donnell (41)         Since 2006. Serves at    Director--Transfer Agency              None
Anti-Money Laundering         the discretion of the    Compliance of Pioneer and
Officer                       Board.                   Anti-Money Laundering Officer of
                                                       all the Pioneer Funds since 2006
----------------------------------------------------------------------------------------------------------------------------------

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 47

                           This page for your notes.

48 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

                           This page for your notes.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 49

                           This page for your notes.

50 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

                           This page for your notes.

                   Pioneer Equity Opportunity Fund | Annual Report | 11/30/12 51

                           This page for your notes.

52 Pioneer Equity Opportunity Fund | Annual Report | 11/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2013 Pioneer Investments 19446-06-0113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings to update its Form N-2 and issuance of comfort letters, totaled approximately $29,142 in 2012 and $30,686 in 2011.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 for 2012 and 2011, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2012 and 2011.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November, 2012 and 2011, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8.290 in 2012 and $8,290 in 2011.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Opportunity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2013

* Print the name and title of each signing officer under his or her signature.